UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 25, 1997





                     U.S. RESTAURANT PROPERTIES MASTER L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    DELAWARE                     1-9079                         41-1541631
(STATE OF OTHER          (COMMISSION FILE NUMBER)           (I.R.S. EMPLOYER
JURISDICTION OF                                             IDENTIFICATION NO.)
INCORPORATION OR
ORGANIZATION)


                              5310 Harvest Hill Rd.
                                Suite 270, LB 168
                               Dallas, Texas 75230
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                  972-387-1487
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                     U.S. RESTAURANT PROPERTIES MASTER L.P.
                     --------------------------------------



Item 2. Acquisition or disposition of assets................................  3

Item 7. Financial Statements, Pro Forma Information and Exhibits............  5

        TW South, Inc. El Chico #209 Statement of Revenues and Certain
           Expenses for the period January 16, 1996 (inception) through
           December 31, 1996................................................  7

        Embers Corporations Statement of Revenues and Direct Operating
           Expenses Applicable to the Acquisition of Ten Properties of
           Embers Corporations by U.S. Restaurant Properties Master L.P.
           for the year ended June 30, 1997................................. 10

        Statement of Revenues and Certain Expenses of the Property Sold
           to U.S. Restaurant Properties Master L.P. by 500 Park Avenue
           Realty Corporation for the year ended December 31, 1996.......... 14

        Combined Statement of Revenues and Certain Expenses of Selected
           Properties Sold to U.S. Restaurant Properties Master L.P.
           (Checkers Acquisition) for the year ended July 31, 1997.......... 18

        Combined Statement of Revenues and Certain Expenses of the
           Properties Sold to U.S. Restaurant Properties Master L.P.
           by Jackson-Shaw Partners, No. 51, Ltd. for the year ended
           December 31, 1996................................................ 22

        Combined Statement of Revenues and Certain Expenses of Selected
           Properties Sold to U.S. Restaurant Properties Master L.P.
           (Harrigan's Acquisition) for the year ended June 30, 1997........ 26

        Superpumper, Inc. - Belfield Location Statement of Revenues and
           Certain Expenses for the year ended December 31, 1996............ 29

        Pro forma Financial Information..................................... 32

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

On July 25, 1997, U.S. Restaurant Properties Master L.P. (the "Registrant") acquired one El Chico restaurant property located in Arkansas from TW South, Inc., a Texas corporation. The acquisition was done pursuant to one purchase and sale agreement. The purchase price equaled $1,250,000 in cash and other capitalized costs of approximately $21,000. This acquisition was previously reported on Form 8-K dated May 5, 1997 and filed on August 21, 1997. This property acquisition has subsequently been audited and that audit report is being included in this Form 8-K. The acquisition was funded by the Registrant's line of credit.

On August 27, 1997, the Registrant acquired 10 restaurant properties located in Minnesota, Iowa, Wisconsin, South Dakota and North Dakota for $4,000,000 in cash and other capitalized costs of approximately $106,000. The restaurants were acquired pursuant to one purchase and sale agreement, and were acquired from Mr. EMS System, Inc., Hennepin Embers, Inc., Central Embers, Inc., Edina Embers, Inc. and Midway Embers, Inc., each of which is a Minnesota corporation, referred to collectively as (the "Embers Corporations"). In a separate transaction, the Registrant accepted a $6,000,000 note receivable secured by first mortgages on properties located in Minnesota, Iowa, and Wisconsin. The Registrant incurred other capitalized costs of approximately $138,000 on the notes receivable. The acquisition and the notes receivable were funded by the Registrant's line of credit.

On August 28, 1997, The Registrant acquired one Wendy's restaurant property located in Massachusetts from 500 Park Avenue Realty Corporation, a Massachusetts corporation. The acquisition was done pursuant to one purchase and sales agreement. The purchase price equaled $1,115,059 in cash and other capitalized costs of approximately $22,000. The selling entity was 500 Park Avenue Realty Corporation. The transaction was funded by the Registrant's line of credit.

On September 5, 1997, the Registrant acquired four Checkers and one Hooters restaurant properties located in Florida from Radiant Oil Company of Tampa, Inc., a Florida corporation; N.C.J. Investment Company, a Florida corporation; and Gas Kwick, Inc., a Florida corporation. The acquisition was done pursuant to two purchase and sale agreements. The purchase price equaled $1,440,000 in cash and other capitalized costs of approximately $47,000. The transaction was funded by the Registrant's line of credit.

On September 17, 1997, the Registrant acquired two Ale House restaurant properties located in Florida from Jackson-Shaw Partners, No. 51, Ltd., a Texas limited partnership, pursuant to two purchase and sale agreements. The purchase price equaled $3,000,000 in cash and other capitalized costs of approximately $119,000. The transaction was funded by the Registrant's line of credit.

On October 3, 1997 the Registrant acquired three Harrigan's restaurant properties located in New Mexico and Oklahoma from Minneapolis Teachers' Retirement Fund Association, a Minnesota non-profit corporation, and Harri N.V., Inc., a Netherlands Antilles corporation pursuant to three purchase and sale agreements. The purchase price equaled $3,787,500 in cash and other capitalized costs of approximately $111,000. The transaction was funded by the Registrant's line of credit.

On October 3, 1997, the Registrant acquired one truck stop and convenience store property located in North Dakota from Superpumper, Inc., a North Dakota corporation pursuant to one purchase and sale agreement. The purchase price equaled $1,200,000 in cash and other capitalized costs of approximately $29,000. The Registrant used funds from the Registrant's Line of credit.

On various dates from August 1, 1997 through October 15, 1997, the Registrant acquired 13 restaurant properties consisting of one Bruegger's Bagels, three Au Bon Paine's, one Fresh' N Lite, one Texas Road House and seven Schlotzsky's located in Texas, North Carolina, Colorado, Tennessee and Indiana. The properties were acquired pursuant to eleven separate purchase and sale agreements and were acquired from The Newcastle Group IV, L.L.C., a North Carolina limited liability company, FGR Food Corporation, a Texas corporation, Fresh' N Lite, Inc., a Texas corporation, Sara Jane Properties. Ltd., a Texas limited partnership, SREI Turnkey Development, LLC, a Texas limited liability company, and Schlotzsky's Real Estate, Inc., a Texas corporation. These restaurant properties represent newly developed properties and properties yet to be developed which do not have any historical operations. The purchase price for these properties equaled $6,083,917 and other capitalized costs of approximately $128,000. The acquisitions were funded by the Registrant's bank line of credit and funds from operations.

In addition to the above acquisitions, one other property (the "Other Property") was acquired on August 22, 1997. The property consisted of one Wendy's restaurant property located in Minnesota. The property was purchased from KFC National Management Company pursuant to one purchase and sale agreement for a purchase price of $224,928 and approximately $6,000 in other closing costs. The transaction was funded by the Registrant's line of credit.

None of the Sellers of the properties described above are affiliated with the Registrant, any director or officer of the Registrant or any associate of any such director or officer.

The purchase prices, which were negotiated with the Sellers, were determined through internal analysis by the Registrant of historical cash flows and fair market values of the acquired Properties.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


       a)(3) TW South, Inc. El Chico #209 Statement of Revenues and Certain Expenses for the period January 16, 1996 (inception) through December 31, 1996.

              Embers Corporations Statement of Revenues and Direct Operating
                Expenses Applicable to the Acquisition of Ten Properties of Embers Corporations by U.S. Restaurant Properties Master L.P. for the year ended June 30, 1997

              Statement of Revenues and Certain Expenses of the Property Sold
                to U.S. Restaurant Properties Master L.P. by 500 Park Avenue Realty Corporation for the year ended December 31, 1996

              Combined Statement of Revenues and Certain Expenses of Selected
                Properties Sold to U.S. Restaurant Properties Master L.P. (Checkers Acquisition) for the year ended July 31, 1997

              Combined Statement of Revenues and Certain Expenses of the
                Properties Sold to U.S. Restaurant Properties Master L.P. by Jackson-Shaw Partners, No. 51, Ltd. for the year ended December 31, 1996

              Combined Statement of Revenues and Certain Expenses of Selected
                Properties Sold to U.S. Restaurant Properties Master L.P. (Harrigan's Acquisition) for the year ended June 30, 1997

              Superpumper, Inc. - Belfield Location Statement of Revenues and
                Certain Expenses for the year ended December 31, 1996

       b)  Pro forma Financial Information

                          INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties Master L.P.


We have audited the Statement of Revenues and Certain Expenses (defined as being operating revenues less direct operating expenses) of TW South, Inc. El Chico #209 acquired by U.S. Restaurant Properties Master L.P. for the period January 16, 1996 (inception) through December 31, 1996. This financial statement is the responsibility of U.S. Restaurant Properties Master L.P.. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties Master L.P.. Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property sold to U.S. Restaurant Properties Master L.P. are excluded and the statement is not intended to be a complete presentation of revenues and expenses of the restaurant.

In our opinion, such statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of TW South, Inc. El Chico #209 acquired by U.S. Restaurant Properties Master L.P. for the period January 16, 1996 (inception) through December 31, 1996, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dallas, Texas
October 10, 1997

                          TW SOUTH, INC. EL CHICO #209
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES

      FOR THE PERIOD JANUARY 16, 1996 (INCEPTION) THROUGH DECEMBER 31, 1996


SALES                                        $    1,781,712

DIRECT COSTS AND EXPENSES:

        Cost of Food                                464,242
        Labor                                       553,605
        Other Direct Operating Expenses             451,796
        Management Fees                              60,934
                                             ---------------

              TOTAL COSTS AND EXPENSES            1,530,577
                                             ---------------

              EXCESS OF STORE SALES OVER
               CERTAIN DIRECT OPERATING
               EXPENSES                      $      251,135
                                             ===============




See Accompanying Notes to Statement of Revenues and Certain Expenses.

                          TW SOUTH, INC. EL CHICO #209
               NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

      FOR THE PERIOD JANUARY 16, 1996 (INCEPTION) THROUGH DECEMBER 31, 1996



1.   BASIS OF PRESENTATION

     The accompanying Statement of Revenues and Certain Expenses include the operating results of the TW South, Inc. El Chico #209 restaurant, which property was acquired by U.S. Restaurant Properties Master L.P. ("USRP"). USRP did not purchase the restaurant operations. This statement does not include any revenues or expenses related to any other properties owned by TW South, Inc. In accordance with the Securities and Exchange Commission Rule 3-14, the statement does not include expenses not comparable to the proposed future operations of the property such as depreciation, interest, income taxes, or any other costs that are directly associated with the property and accordingly, it is not intended to be a complete presentation of revenues and expenses of the restaurant.

2.   SIGNIFICANT ACCOUNTING POLICIES

     Sales are recorded at the time of the retail sale.

     Other direct operating expenses represent kitchen and restaurant supplies, linens, uniforms, utilities, advertising, licenses and other costs directly associated with the restaurant operations.

     The preparation of the statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the expected amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   LEASE ON PROPERTY

     USRP entered into a lease with TW South, Inc. for the rental of the restaurant property it purchased. The term of the lease is 15 years expiring on July 31, 2012 with the option to renew the lease for one additional term of 10 years. The annual base rent is $146,880 per year through lease year three. On the first day of lease year four the annual rent will be increased by four percent of the immediately preceding annual base rent. The base rent will increase every third anniversary thereafter including renewal option years by four percent over the immediately preceding annual base rent. In addition to the base rent, percentage rent is due in the amount of the excess of the product of six percent and the gross sales for such lease year less the base rent paid pursuant to such lease year.

                          INDEPENDENT AUDITORS' REPORT



Board of Directors
U.S. Restaurant Properties Master L.P.
Dallas, Texas


We have audited the accompanying statement of revenues and direct operating expenses applicable to the acquisition of ten properties of Embers Corporations by U.S. Restaurant Properties Master L.P. for the year ended June 30, 1997. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and direct operating expenses was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission and for inclusion in the current report on Form 8-K of U.S. Restaurant Properties Master L.P. This statement is not intended to be a complete presentation of revenues and expenses of the ten properties of Embers Corporations acquired by U.S. Restaurant Properties Master L.P..

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses described in Note 1 of the ten properties of Embers Corporations acquired by U.S. Restaurant Properties Master L.P. for the year ended June 30, 1997, in conformity with generally accepted accounting principles.



Schechter Dokken Kanter Andrews & Selcer Ltd.



September 15, 1997
Minneapolis, Minnesota

                               EMBERS CORPORATIONS

               STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

                        APPLICABLE TO THE ACQUISITION OF
                      TEN PROPERTIES OF EMBERS CORPORATIONS
                    BY U.S. RESTAURANT PROPERTIES MASTER L.P.

                            YEAR ENDED JUNE 30, 1997





Revenues                                           $  8,706,196
                                                   -------------

Direct operating expenses:
     Cost of sales                                    2,162,521
     Wages and related expenses                       4,301,609
     Advertising                                        347,293
     Real estate taxes                                  233,751
     Restaurant expenses                              1,397,403
     Insurance                                          181,361
     Other                                              152,872
                                                   -------------

                                                      8,776,810
                                                   -------------

Excess of direct expenses over revenues            $    (70,614)
                                                   =============








                 See accompanying notes to financial statement.

                               EMBERS CORPORATIONS

          NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

                        APPLICABLE TO THE ACQUISITION OF
                      TEN PROPERTIES OF EMBERS CORPORATIONS
                    BY U.S. RESTAURANT PROPERTIES MASTER L.P.

                            YEAR ENDED JUNE 30, 1997



1.    Nature of business and basis of presentation:

      Nature of business:
         Embers Corporations consist of five corporations: Mr. Ems System,Inc., Hennepin Embers, Inc., Central Embers, Inc., Edina Embers, Inc., and Midway Embers, Inc., all under common management and ownership and doing business as Embers Corporations. These Companies own and operate
         twenty-seven   restaurants  located  in  Minnesota, Wisconsin,  Iowa,
         North Dakota and South Dakota and have diversified investments in real estate venture capital activities. U.S. Restaurant Properties Master L.P. acquired the real estate and personal property of ten restaurants of Embers Corporations on August 27, 1997. These properties are leased to and operated by Embers Corporations under a lease agreement with U.S. Restaurant Properties Master L.P. beginning August 27, 1997.

      Basis of presentation:
         The accompanying statements of revenues and direct operating expenses includes only the ten Embers restaurant properties acquired by U.S. Restaurant Properties Master L.P. The statement does not include any revenues or expenses related to the remaining properties owned by the Corporations or any other portion of the Companies' activities. General and administrative expenses that are allocated are included as a direct operating expense. The statement also does not include depreciation and amortization, interest and income taxes.

2.    Summary of significant accounting policies:

      Allocation of general and administrative expenses:
         General and administrative expenses are a combination of actual and allocated expenses. Corporate expenses are allocated based upon individual restaurant sales. Wages and related expenses include an allocable share of owner/officer salaries which are approximately 6 percent of such expenses.

      Management estimates:
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and direct operating expenses during the reporting period. Actual results may, in some instances, differ from previously estimated amounts.

                               EMBERS CORPORATIONS

          NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

                        APPLICABLE TO THE ACQUISITION OF
                      TEN PROPERTIES OF EMBERS CORPORATIONS
                    BY U.S. RESTAURANT PROPERTIES MASTER L.P.

                            YEAR ENDED JUNE 30, 1997



2.    Summary of significant accounting policies (continued):

      Revenue:
         Sales are recorded at the time of cash retail sale.

      Advertising costs:
         Advertising costs are expensed as incurred.

3.    Subsequent event:

      Leaseback agreement:
         The Companies entered into an agreement to lease the ten properties from U.S. Restaurants Master L.P. for a term of 20 years with an option to renew for two additional terms of ten years. The agreement also contains a purchase option. The option price is calculated by store based upon the allocation price at inception plus a percentage of the respective allocation price, ranging from 5% if purchased within the first year and increasing one percent per year to a maximum of 15%.

         Lease payments, which are paid in monthly installments, begin at $460,000 per year and increase by 6% every three years, including the renewal periods. The Companies are also required to pay all property taxes insurance and repairs and maintenance. A security deposit is required in the amount of four months base rent or a letter of credit equal to six months base rate.

                          INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties Master L.P.


We have audited the accompanying statement of revenues and certain expenses of the Property Sold to U.S. Restaurant Properties Master L.P. by 500 Park Avenue Realty Corporation for the year ended December 31, 1996. This financial statement is the responsibility of the management of U.S. Restaurant Properties Master L.P.. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties Master L.P.. Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property sold to U.S. Restaurant Properties Master L.P. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of this property.

In our opinion, such statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Property Sold to U.S. Restaurant Properties Master L.P. by 500 Park Avenue Realty Corporation for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dallas, Texas
October 7, 1997

             PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P.
                      BY 500 PARK AVENUE REALTY CORPORATION
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES

                          YEAR ENDED DECEMBER 31, 1996







     RENTAL INCOME

              Minimum                                 $    95,264
              Cost reimbursement revenue                   20,197
                                                      ------------

     TOTAL RENTAL INCOME                                  115,461

     DIRECT EXPENSES - REAL ESTATE TAXES                   20,197
                                                      ------------

     NET RENTAL INCOME                                $    95,264
                                                      ============



     See Accompanying Notes to Statement of Revenues and Certain Expenses.

NOTES TO THE PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P. BY 500 PARK AVENUE REALTY CORPORATION STATEMENT OF REVENUES AND CERTAIN EXPENSES

1.   Summary Of Significant Accounting Policies

     Nature Of Operations

     The accompanying statement of revenues and certain expenses includes one property acquired by U.S. Restaurant Properties Master L.P. from 500 Park Avenue Realty Corporation, a Massachusetts corporation (the "Company"). The statement does not include any revenues or expenses related to any other properties owned by the Company. The property acquired is operated as a Wendy's restaurant. The property was under renovations from December 1995 through May, 1996. A lease was signed by the current tenant effective December 4, 1995. Rent revenues for the land are due under such lease beginning in December 1995 and rent revenues for the building are due under such lease after completion of the renovations of the premises for its current use which occurred on May 7, 1996. Rental revenue for the year ended December 31, 1996 for the ground lease and period May 7, 1996 through December 31, 1996 for the building is included in the statement of revenues and certain expenses. In accordance with the Securities and Exchange Commission Rule 3-14 the statement does not include expenses not comparable to the proposed future operations of the property such as depreciation, interest, or any other costs that are not directly associated with the property and accordingly, it is not intended to be a complete presentation of revenues and expenses of the property.

2.   Use Of Estimates

     The preparation of this statement of revenues and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income

     The property lease is a "triple net" lease which requires the lessee to pay all property taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the property. The rents for the land and the building are computed separately under the lease. Certain information regarding the lease is set forth in the table below.



                    MINIMUM                                      PERCENTAGE              TERMINATION
LOCATION            ANNUAL RENTAL                                RENTALS                 DATE
------------------  -------------------------------------------  ----------------------  ---------------------
Worcester, MA       $ 41,200  per year through 12/3/97 for       None                    June 2011 with two
                              land with annual increases                                 five-year renewal
                              equal to the current annual                                options.
                              rent times the annual National
                              Consumer Price Index.  The
                              increase occurs in December of
                              each year.

                      85,638  per year through 5/3/97 for        None                    June 2011 with two
                              building.  Building rent                                   five-year renewal
                              increases annually to the                                  options.
                              extent that the Bank of Boston
                              Prime Lending Rate exceeds
                              9.0%.  The increase will occur
                              in May of each year.


NOTES TO THE PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P. BY 500 PARK AVENUE REALTY CORPORATION STATEMENT OF REVENUES AND CERTAIN EXPENSES

     The following is a schedule of minimum rental income on the non-cancelable lease as of December 31, 1996:

                          1997                 $   126,838
                          1998                     126,838
                          1999                     126,838
                          2000                     126,838
                          2001                     126,838
                          Thereafter             1,130,972
                                               ------------
                                               $ 1,765,162
                                               ============

                          INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties Master L.P.


We have audited the accompanying combined statement of revenues and certain expenses of Selected Properties Sold to U.S. Restaurant Properties Master L.P. (Checkers Acquisition) for the year ended July 31, 1997. This financial statement is the responsibility of the management of U.S. Restaurant Properties Master L.P. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties Master L.P.. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the properties sold to U.S. Restaurant Properties Master L.P. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of these properties.

In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the combined revenues and certain expenses, as defined above, of the Selected Properties Sold to U.S. Restaurant Properties Master L.P. (Checkers Acquisition) for the year ended July 31, 1997, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dallas, Texas
October 13, 1997


     SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P. (CHECKERS ACQUISITION)
                             COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                                       YEAR ENDED JULY 31, 1997





                   RENTAL INCOME

                          Minimum                                 $  217,822
                          Cost reimbursement revenue                  44,051
                                                                  -----------

                   TOTAL RENTAL INCOME                               261,873

                   DIRECT EXPENSE
                          Real estate taxes                           31,377
                          Sales taxes                                 12,674
                                                                  -----------

                   TOTAL DIRECT EXPENSE                               44,051
                                                                  -----------

                   NET RENTAL INCOME                              $  217,822
                                                                  ===========




 See Accompanying Notes to Combined Statement of Revenues and Certain Expenses.

NOTES TO THE SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P. (CHECKERS ACQUISITION) COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

1.   Summary Of Significant Accounting Policies

     Nature Of Operations

     The accompanying combined statement of revenues and certain expenses includes five properties acquired by U.S. Restaurant Properties Master L.P. from N.C.J. Investment Company, a Florida corporation, Radiant Oil Company of Tampa, Inc., a Florida corporation, and Gas Kwick, Inc., a Florida corporation (collectively the "Company"). The statement does not include any revenues or expenses related to any other properties owned by the Company. Four of the properties acquired is operated as Checkers restaurants and one property is operated as a Hooters restaurant. In accordance with the Securities and Exchange Commission Rule 3-14, the statement does not include expenses not comparable to the proposed future operations of the properties such as depreciation, interest, or any other costs that are not directly associated with the properties and accordingly, it is not intended to be a complete presentation of revenues and expenses of the properties.

2.   Use Of Estimates

     The preparation of this statement of revenues and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income

     The properties are "triple net" leases which require the lessee to pay all property taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the property. Three leases specify lease payment increases. The recognition of rental income has been straight-lined over the lease term in accordance with generally accepted accounting principles. Certain information regarding each of the property leases is set forth in the table below.



                         MINIMUM
                         ANNUAL                                        PERCENTAGE              TERMINATION
LOCATION                 RENTAL                                        RENTALS                 DATE
-----------------------  --------------------------------------------  ----------------------  ---------------------
Lakeland, FL             $79,418  per year through 3/31/98             5% of sales in          March 2000 with two
                          80,766  per year through 3/31/99             excess of minimum       five-year renewal
                          83,342  per year through 3/31/00             base rent               options

4459 Hillsborough         29,400  per year through 6/30/98             None                    June 2003 with five
Tampa, FL                 35,400  per year through 6/30/03                                     five-year renewal
                                                                                               options

Hudson, FL                30,000  per year through 1/31/02             None                    January 2002 with
                                                                                               five five-year
                                                                                               renewal options

Temple Terrace, FL        39,000  per year through 4/14/02             None                    April 2002 with
                                                                                               four five-year
                                                                                               renewal options


NOTES TO THE SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P. (CHECKERS ACQUISITION) COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES



                         MINIMUM
                         ANNUAL                                        PERCENTAGE              TERMINATION
LOCATION                 RENTAL                                        RENTALS                 DATE
-----------------------  --------------------------------------------  ----------------------  ---------------------
15515 Dale Mabry         $36,000  per year through 3/31/99             None                    March 2009 with
Tampa, FL                 38,400  per year through 3/31/00                                     five five-year
                          40,800  per year through 3/31/01                                     renewal options
                          43,200  per year through 3/31/02
                          45,600  per year through 3/31/03
                          48,000  per year through 3/31/04
                                  Beginning  on April 1, 2004
                                  and continuing through  the
                                  end of the lease, rent will
                                  increase or decrease annually
                                  by the Consumer Price Index
                                  for April of previous year.
                                  Such increase or decrease will
                                  not be more than 4% of the
                                  then existing rent and will
                                  never be less than $48,000
                                  per year.





     The following is a schedule of minimum rental income on the non-cancelable lease as of July 31,1997:

                              1998          $   214,767
                              1999              222,825
                              2000              199,161
                              2001              146,000
                              2002              120,400
                              Thereafter        350,850
                                            ------------
                                            $ 1,254,003
                                            ============

                          INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties Master L.P.


We have audited the accompanying combined statement of revenues and certain expenses of Properties Sold to U.S. Restaurant Properties Master L.P. by Jackson-Shaw Partners, No. 51, Ltd. for the year ended December 31, 1996. This financial statement is the responsibility of the management of U.S. Restaurant Properties Master L.P. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties Master L.P.. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the properties sold to U.S. Restaurant Properties Master L.P. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of these properties.

In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the combined revenues and certain expenses, as defined above, of Properties Sold to U.S. Restaurant Properties Master L.P. by Jackson-Shaw Partners, No. 51, Ltd. for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dallas, Texas
October 13, 1997


PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P. BY JACKSON-SHAW PARTNERS, NO. 51, LTD.
               COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1996




     RENTAL INCOME

            Minimum                                       $       216,841
            Cost reimbursement                                     11,926
                                                          ----------------

     TOTAL RENTAL INCOME                                          228,767

     DIRECT EXPENSES

           Real estate taxes                                       48,616
           Sales taxes                                             13,011
                                                          ----------------

     TOTAL DIRECT EXPENSES                                         61,627
                                                          ----------------

     NET RENTAL INCOME                                    $       167,140
                                                          ================




See Accompanying Notes to Combined Statement of Revenues and Certain Expenses.

NOTES TO THE PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P. BY JACKSON-SHAW PARTNERS, NO. 51, LTD. COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

1.   Summary Of Significant Accounting Policies

     Nature Of Operations

     The accompanying combined statement of revenues and certain expenses includes two properties acquired by U.S. Restaurant Properties Master L.P. from Jackson-Shaw Partners, No. 51, Ltd., a Texas limited partnership (the "Partnership"). The statement does not include any revenues or expenses related to any other properties owned or managed by the Partnership. The properties acquired were operated as Black Eyed Pea restaurants through the lease termination date of July 6, 1997. In accordance with the Securities and Exchange Commission Rule 3-14, the statement does not include expenses not comparable to the proposed future operations of the property such as depreciation, interest, or any other costs that are not directly associated with the properties and accordingly, it is not intended to be a complete presentation of revenues and expenses of the properties.

2.   Use Of Estimates

     The preparation of this combined statement of revenues and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income

     The properties are "triple net" leases which require the lessee to pay all property taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the property. Cost reimbursement revenue includes costs reimbursed by the tenant for sales taxes on lease revenue. Subsequent to December 31, 1996, the tenant informed the Partnership of their intention to terminate the lease early. At that time, the Partnership entered into new leases on the property with a third party (see Note 5). The effective date of the early termination was July 6, 1997. Certain information regarding the terminated property leases is set forth in the table below.



                          MINIMUM
                          ANNUAL                                        PERCENTAGE              TERMINATION
LOCATION                  RENTAL                                        RENTAL                  DATE
-----------------------   --------------------------------------------  ----------------------  -----------------------
1667 Florida Mall         $109,116  per year through 12/31/05           None                    July 6, 1997
Orlando, FL

7379 West Colonial         107,724  per year through 12/31/05           None                    July 6, 1997
Orlando, FL



     The following is a schedule of minimum rental income on the non-cancelable lease as of December 31, 1996 (through July 6, 1997, date of early termination):


                                    1997           $  111,919
                                                   -----------
                                                   $  111,919
                                                   ===========

NOTES TO THE PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P. BY JACKSON-SHAW PARTNERS, NO.51, LTD. COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

4.   Related Parties

     The seller of the property is affiliated with the lessee whose lease was terminated on July 6, 1997.

5.   Subsequent Events

     On April 28, 1997 Jackson-Shaw Partners No. 51, Ltd. entered into new lease agreements on the above property locations with a third party which became effective beginning September 1, 1997 and October 1, 1997, respectively. The new property leases are "triple net" leases which requires the lessee to pay all property taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the properties. The properties are operating as Ale House restaurants. Certain information regarding the property leases is set forth in the table below.



                         MINIMUM
                         ANNUAL                                        PERCENTAGE              TERMINATION
LOCATION                 RENTAL                                        RENTAL                  DATE
-----------------------  --------------------------------------------  ----------------------  -----------------------
1667 Florida Mall        $180,000  per year through 8/31/02 with       None                    August 2007 with
Orlando, FL                        annual increases in rent                                    three-five year
                                   beginning on the first day of                               renewal options
                                   lease year six based on the
                                   Consumer Price Index.

7379 West Colonial        180,000  per year through 9/30/02 with       None                    September 2007 with
Orlando, FL                        annual increases in rent                                    three-five year
                                   beginning on the first day of                               renewal options
                                   lease year six based on the
                                   Consumer Price Index.




     The following is a schedule of minimum rental income on the non-cancelable leases:

                         1997         $   105,000
                         1998             360,000
                         1999             360,000
                         2000             360,000
                         2001             360,000
                         Thereafter     2,055,000
                                      ------------
                                      $ 3,600,000
                                      ============

                          INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties Master L.P.


We have audited the accompanying combined statement of revenues and certain expenses of Selected Properties Sold to U.S. Restaurant Properties Master L.P. (Harrigan's Acquistion) for the year ended June 30, 1997. This financial statement is the responsibility of the management of U.S. Restaurant Properties Master L.P. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties Master L.P.. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the properties sold to U.S. Restaurant Properties Master L.P. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of these properties.

In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the combined revenues and certain expenses, as defined above, of Selected Properties Sold to U.S. Restaurant Properties Master L.P. (Harrigan's Acquistion) for the year ended June 30, 1997, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dallas, Texas
October 14, 1997


        PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P. BY (HARRIGAN'S ACQUISITION)
                      COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                                   YEAR ENDED JUNE 30, 1997




                 RENTAL INCOME

                        Minimum                               $      357,099
                        Percentage                                    74,746
                                                              ---------------

                 TOTAL RENTAL INCOME                                 431,845

                 DIRECT EXPENSES                                           -
                                                              ---------------

                 NET RENTAL INCOME                            $      431,845
                                                              ===============




 See Accompanying Notes to Combined Statement of Revenues and Certain Expenses.

NOTES TO THE PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P (HARRIGAN'S ACQUISITION) COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

1.   Summary Of Significant Accounting Policies

     Nature Of Operations

     The accompanying combined statement of revenues and certain expenses includes three properties acquired by U.S. Restaurant Properties Master L.P. from Minnesota Teachers' Retirement Fund association, a Minnesota non-profit corporation and Harri N.V., Inc., a Netherlands Antilles corporation. Collectively the above entities are referred to as the "Company". The statement does not include any revenues or expenses related to any other properties owned or managed by the Company. The properties acquired are operated as Harrigan's restaurants. In accordance with the Securities and Exchange Commission Rule 3-14, the combined statement does not include expenses not comparable to the proposed future operations of the property such as depreciation, interest, or any other costs that are not directly associated with the properties and accordingly, it is not intended to be a complete presentation of revenues and expenses of the properties.

2.   Use Of Estimates

     The preparation of this combined statement of revenues and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income

     The properties are "triple net" leases which require the lessee to pay all property taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the property. Certain information regarding the property leases is set forth in the table below.



                         MINIMUM                                       PERCENTAGE              TERMINATION
LOCATION                 ANNUAL RENTAL                                 RENTAL                  DATE
-----------------------  --------------------------------------------  ----------------------  -----------------------
Albuquerque, NM          $ 102,588  per year through 5/31/02           7% of sales in          May 2002 with
                                                                       excess of               two-five year renewal
                                                                       $1,374,285.70           options

2125 W. Memorial           119,611  per year through 12/31/05          7% of sales less        December 2005 with
Oklahoma City, OK                                                      minimum rent            two-five year renewal
                                                                                               options

2203 SW 74th St            134,900  per year through 12/31/05          7% of sales less        December 2005 with
Oklahoma City, OK                                                      minimum rent            two-five year renewal
                                                                                               options



     The following is a schedule of minimum rental income on the non-cancelable leases as of June 30, 1997:

                              1998          $    357,100
                              1999               357,100
                              2000               357,100
                              2001               357,100
                              2002               348,550
                              Thereafter         890,790
                                            -------------
                                            $  2,667,740
                                            =============

                          INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties Master L.P.


We have audited the statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of Superpumper, Inc - Belfield Location for the year ended December 31, 1996. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties Master L.P.. As described in Note 1 to the accompanying statement of revenues and certain expenses, such statement is not intended to be a complete presentation of revenues and expenses of the store.

In our opinion, such statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Belfield location of Superpumper, Inc. for the year ended December 31, 1996 in conformity with generally accepted accounting principles.




BRADY, MARTZ & ASSOCIATES, P.C.


October 10, 1997

                      SUPERPUMPER, INC - BELFIELD LOCATION
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1996







  SALES                                                   $    4,109,297

  DIRECT COSTS AND EXPENSES:

           Cost of Merchandise                                 3,568,131
           Labor                                                 204,165
           Other Direct Operating Expenses                       233,551
                                                          ---------------

           TOTAL COSTS AND EXPENSES                       $    4,005,847
                                                          ---------------

  EXCESS OF STORE SALES OVER
    CERTAIN DIRECT OPERATING EXPENSES                     $      103,450
                                                          ===============








   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                      SUPERPUMPER, INC - BELFIELD LOCATION
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996




NOTE 1 -      BASIS OF PRESENTATION

              The accompanying statement of revenues and certain expenses include the operating results of the Belfield location of Superpumper, Inc., which property was acquired by U.S. Restaurant Properties Master L.P. ("USRP"). SPF Energy owns 100% of both Superpumper, Inc. and Farstad Oil, Inc. The Belfield location is a truck stop and convenience store in Belfield, North Dakota. Its primary source of revenue is fuel sales. This statement does not include any revenues or expenses related to any other properties owned by Superpumper, Inc. In accordance with the Securities and Exchange Commission Rule 3.14, the statement does not include expenses not comparable to the proposed future operations of the business such as depreciation, interest, or any other costs that are not directly associated with the property.


NOTE 2 -      SIGNIFICANT ACCOUNTING POLICIES

              Sales are recorded at the time of the retail sale.

              Other direct  operating  expenses  represent  supplies,  uniforms,
              utilities,   advertising,   licenses  and  other  costs   directly
              associated with the store operations.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the expected amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.


NOTE 3 -      LEASE ON PROPERTY

              USRP entered into a lease with Superpumper, Inc. for the rental of the property it purchased. The term of the lease is 20 years expiring on October 2, 2017 with the option to renew the lease for two additional terms of five years each. The annual base rent is $141,000 per year through lease year five. On the first day of lease year six the annual rent will be increased by ten percent of the immediately preceding annual base rent. The base rent will increase every fifth anniversary thereafter including renewal option years by ten percent over the immediately preceding annual base rent.

NOTE 4 -      ENVIRONMENTAL ISSUES

              Like other petroleum distributors, the Company's operations are subject to extensive and rapidly changing federal and state environmental regulations governing air emissions, waste water discharges, and solid and hazardous waste management activities. The Company's policy is to accrue environmental and related clean-up costs of a non-capital nature when it is probable that a liability has been incurred and that the amount can be reasonably estimated. Management believes that no such matters will have a material impact on the Company's financial position or results of future operations and no liabilities have been accrued at December 31, 1996

                         PRO FORMA FINANCIAL INFORMATION

         The following June 30, 1997 unaudited Pro Forma Consolidated Balance Sheet of U.S. Restaurant Properties Master L.P. (the "Partnership") consists of the Partnership's June 30, 1997 historical balance sheet adjusted on a pro forma basis to reflect as of June 30, 1997: (a) the purchase of 78 properties for $52,190,000 and notes and accounts receivable of $190,000 acquired between July 1, and October 15, 1997; (b) the loan of $6,000,000 to Embers Corporations; (c) the sale of three properties for $2,042,000 between July 1, and October 15, 1997; and (d) the additional borrowings required to purchase the properties acquired. The unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Partnership would have been at June 30, 1997 had all of these transactions occurred as of such date and it does not purport to represent the future financial position of the Partnership.

         The unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1996 is presented as if the following had occurred as of January 1, 1996: (a) the purchase of 368 properties for $224,171,000 including the fair value of 838,633 Units valued at $21,699,000 completed since December 31, 1995; (b) the acquisition of 25 newly constructed and undeveloped properties for $17,816,000, between January 1 and October 15, 1997; (c) the sale of four properties for $3,217,000 between January 1, and October 15, 1997; (d) the issuance of 1,800,000 units in June 1996 with net proceeds of $40,203,000;
(e) the issuance of 956,554 units in five separate transactions to individual investors with net proceeds of $25,000,000 and; (f) the additional borrowings of $162,427,000 required to purchase the properties acquired. The unaudited Pro Forma Condensed Consolidated Statement of Income is not necessarily indicative of what the actual results of operations of the Partnership would have been assuming the transactions described above had been completed as of January 1, 1996, nor do they purport to represent the results of operations for future periods.

         The unaudited Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 1997 is presented as if the following had occurred as of January 1, 1997: (a) the purchase of 184 properties for $118,835,000 including the fair value of 453,797 Units valued at $13,797,000 completed since December 31, 1996; (b) the acquisition of 25 newly constructed and undeveloped properties for $17,816,000, between January 1 and October 15, 1997; (c) the sale of four properties for $3,217,000 between January 1, and October 15, 1997; (d) the issuance of 956,554 units in five separate transactions to individual investors with net proceeds of $25,000,000 and; (e) the additional borrowings of $103,872,000 required to purchase the properties acquired. The unaudited Pro Forma Condensed Consolidated Statement of Income is not necessarily indicative of what the actual results of operations of the Partnership would have been assuming the transactions described above had been completed as of January 1, 1997, nor do they purport to represent the results of operations for future periods.

                                       U.S. RESTAURANT PROPERTIES MASTER L.P.
                                        PRO FORMA CONSOLIDATED BALANCE SHEET
                                                   June 30, 1997
                                                    (Unaudited)
                                                  (In thousands)


                                                            Operating           Newly
                                                             Property        Constructed
                                            Historical     Acquisitions (a)  Acquisitions (b)   Sales  (c)  Pro Forma
                                           ------------   --------------    --------------    ---------    -----------
Cash and equivalents                        $    1,777     $          -      $          -      $     -      $   1,777
Receivables, net                                 2,340               14                                         2,354
Deferred rent receivable                         1,137                                                          1,137
Purchase deposits and escrows                    1,090             (434)              (47)                        609
Prepaid expenses                                   924               12                                           936
Notes receivable                                 1,321            6,176                            689          8,186
Notes receivable - related parties               3,411                                                          3,411
Net investment in direct financing leases       15,679                                            (191)        15,488
Land                                            78,679           13,138             3,458         (795)        94,480
Buildings and leasehold improvements, net      139,298           32,840             2,445         (596)       173,987
Machinery and equipment, net                     3,743                                309                       4,052
Intangibles, net                                12,116              138                            (46)        12,208
                                           ------------   --------------    --------------    ---------    -----------
                                            $  261,515     $     51,884      $      6,165      $  (939)     $ 318,625
                                           ============   ==============    ==============    ==========   ===========


Accounts payable                            $    3,173     $        579      $         46      $      -     $   3,798
Deferred rent payable                               88                                                             88
Deferred gain on sale of property                  590                                              213           803
Lines of credit                                 92,313           36,078             6,119        (1,152)      133,358
Notes payable                                   40,000                                                         40,000
Capitalized lease obligations                      263                                                            263
General Partner's capital                        1,093                                                          1,093
Limited Partner's capital                      123,995           15,227                                       139,222
                                           ------------     ------------    --------------    ----------   -----------
                                            $  261,515       $   51,884      $      6,165      $   (939)    $ 318,625
                                           ============     ============    ==============    ==========   ===========




See Notes to Pro Forma Consolidated Balance Sheet.

NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

(a) Reflects pro forma adjustments for acquisitions completed since June 30, 1997 which consist of the purchase of 65 operating properties and the borrowings required to complete the purchase of these properties as follows:


                                              Number of
                                             Properties         Operating
                                            ---------------   ---------------
               Midon Acquisition                      17       $      13,449
               QSR Acquisition                        16               7,904
               Embers                                 10               4,106
               Taco Cabana                             5               5,657
               Checkers Acquisition                    5               1,487
               Harrigan's Acquisition                  3               3,898
               BCL II, L.P.                            2               1,559
               Jackson-Shaw                            2               3,119
               Ribbit Holdings                         1                 931
               El Chico                                1               1,271
               500 Park Ave Realty                     1               1,137
               Superpumper                             1               1,229
               Other Property                          1                 231
                                                     ---     ---------------
                                                      65              45,978
                                                     ===
Plus notes ($6,176) and other ($14)                                    6,190
 receivable
                                                              ---------------
                                                               $      52,168
                                                              ---------------

Add prepaid assets                                                        12
Add intangibles                                                          138
Less June 30, 1997  purchase deposits
 relating to acquisitions                                               (434)
Less tenant security deposit and escrow                                 (579)
 received
Less value of 335,218 units issued for
 property                                                            (10,477)
Less proceeds from sale of stock                                      (4,750)
                                                              ---------------
Increase in line of credit and notes
 payable                                                       $      36,078
                                                              ===============

Costs of the acquisitions are allocated
 as follows:

      Land                                                     $      13,138
      Buildings and leasehold improvements                            32,840
                                                              ---------------
                                                               $      45,978
                                                              ===============




The respective purchase price for the properties has been allocated between land and buildings and leasehold improvements, on a preliminary basis. Final determination of the proper allocation between these accounts will be made prior to finalizing the financial statements for the year ended December 31, 1997. Management does not expect material adjustments to occur.

(b) Reflects pro forma adjustments for acquisitions completed since June 30, 1997 which consist of the purchase of eight newly constructed and five undeveloped properties and the borrowings required to complete the purchase of these properties as follows:

                                               Number of            Newly
                                               Properties         Constructed
                                            ---------------    ---------------
                         Schlotzsky's                  7        $       3,457
                         Other Properties              6                2,755
                                                     ---       ---------------
                                                      13
                                                     ===
                                                                        6,212

Less June 30, 1997  purchase deposits
 relating to acquisitions                                                 (47)
Less tenant security deposit and escrow
 received                                                                 (46)
                                                               ---------------
Increase in line of credit and notes
 payable                                                        $       6,119
                                                               ===============
Costs of the acquisitions are allocated
 as follows:

      Land                                                      $       3,458
      Buildings and leasehold improvements                              2,445
      Machinery and equipment                                             309
                                                               ---------------
                                                                $       6,212
                                                               ===============


The respective purchase price for the properties has been allocated between land and buildings and leasehold improvements, on a preliminary basis. Final determination of the proper allocation between these accounts will be made prior to finalizing the financial statements for the year ended December 31, 1997. Management does not expect material adjustments to occur.


(c) Reflects pro forma adjustments for restaurant properties sold since June 30, 1997 which consist of the sale of three operating properties and the borrowings required to complete the purchase of these properties as follows:

                                               Number of
                                               Properties           Sales
                                             -------------    ---------------
               Burger King                            2        $        (867)
               Other Property                         1                 (524)
                                                    ---       ---------------
                                                      3
                                                    ===
                                                                      (1,391)

Add note receivable on sale                                              689

Less DFL portion of sale                                                (191)
Less intangibles                                                         (46)
Less deferred gain on sale                                              (213)
                                                              ---------------

Decrease in line of credit                                     $      (1,152)
                                                              ===============
Costs of the sales are allocated
 as follows:

      Land                                                     $        (795)
      Buildings and leasehold improvements                              (596)
                                                              ---------------
                                                               $      (1,391)
                                                              ===============

                                U.S. RESTAURANT PROPERTIES MASTER L.P.
                        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                FOR THE YEAR ENDED DECEMBER 31, 1996
                                           (Unaudited)
                                (In thousands, except per unit data)


                                                        Jan - July 1997                                       Embers     500 Park
                           Historical    Acquisitions     Acquisitions      Sales     El Chico     Embers    Mortgage   Ave Realty
                          ------------  --------------  ----------------  ---------  -----------  ---------  ---------  -----------
TOTAL REVENUES             $  18,324    $   7,365 (a)   $    13,952 (b)   $(270) (c)  $  159 (d)  $ 538 (e)  $ 652 (f)   $  127 (g)
EXPENSES
  Rent                         2,080          232 (a)           211 (b)       -            -          -          -            -
  Depreciation and
   amortization                3,978        1,855 (n)         4,463 (n)     (37) (n)      46 (n)    154 (n)      9 (n)       43 (n)
  Taxes, general and
   administrative              2,461          684 (o)         1,121 (o)       -  (o)      13 (o)     40 (o)     60 (o)       11 (o)
  Interest expense, net        2,364        3,038 (p)             -           -            -          -          -            -
                          -----------  -----------      ------------      ------     --------     ------     ------     --------
    TOTAL EXPENSES            10,883        5,809             5,795         (37)          59        194         69           54

Gain on sale of
  equipment                       32            -                 -           -            -          -          -            -
                          -----------  -----------      ------------      ------     --------     ------     ------     --------
NET INCOME                 $   7,473    $   1,556        $    8,157       $(233)      $  100      $ 344      $ 583       $   73
                          ===========  ===========      ============      ======     ========     ======     ======     ========

Net income allocable to
  unitholders              $   7,325    $   1,525        $    7,995       $(228)      $   98      $ 337      $ 571       $   72
                          ===========  ===========      ============      ======     ========     ======     ======     ========

Average number of
  outstanding units            6,107                            676
                          ===========

NET INCOME PER UNIT        $    1.20
                          ===========




See Notes to Pro Forma Consolidated Statement of Income

                             continued on next page

                             U.S. RESTAURANT PROPERTIES MASTER L.P.
               PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (continued)
                             FOR THE YEAR ENDED DECEMBER 31, 1996
                                       (Unaudited)
                             (In thousands, except per unit data)


                                                                                  Newly
                           Checkers                               Harrigan's   Constructed    Other        Pro Forma
                          Acquisition  Jackson-Shaw  Superpumper  Acquisition   Properties  Properties    Adjustment    Pro Forma
                         ------------  ------------  -----------  -----------  -----------  ----------   ------------  -----------
TOTAL REVENUES            $   226 (h)   $   360 (i)   $  164 (j)   $  432 (k)   $  592 (l)   $  30 (m)    $     -       $  42,651
EXPENSES
  Rent                          -             -            -            -            -           -              -           2,523
  Depreciation and
    amortization                9 (n)        96 (n)       46 (n)      146 (n)      153 (n)       9 (n)          -          10,970
  Taxes, general and
    administrative             14 (o)        30 (o)       12 (o)       38 (o)       61 (o)       2 (o)          -           4,547
  Interest expense, net         -             -            -            -            -           -          7,128 (p)      12,530
                         ---------     ---------     --------     --------     --------     -------      ---------      ----------
       TOTAL EXPENSES          23           126           58          184          214          11          7,128          30,570

Gain on sale of
  equipment                     -             -            -            -            -           -              -              32
                         ---------     ---------     --------     --------     --------     -------      ---------      ----------
NET INCOME                $   203       $   234       $  106       $  248       $  378       $  19        $(7,128)       $ 12,113
                         =========     =========     ========     ========     ========     =======      =========      ==========

Net income allocable to
  unitholders             $   199       $   229       $  104       $  243       $  371       $  19        $(6,987)       $ 11,873
                         =========     =========     ========     ========     ========     =======      =========      ==========

Average number of
  outstanding units                                                                                                         8,453
                                                                                                                        ==========

NET INCOME PER UNIT                                                                                                      $   1.40
                                                                                                                        ==========


See Notes to Pro Forma Consolidated Statement of Income.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(a) Reflects pro forma adjustments to operations relating to the period between January 1, 1996 and the date of acquisition for the 1996 acquisitions, comprised of 184 properties acquired on various dates from January 1, 1996 through December 31, 1996.

(b) Reflects pro forma adjustment to operations relating to base and percentage rent for the 1997 acquisitions comprised of 172 properties acquired on various dates from January 1, 1997 through July 31, 1997.

(c) Reflects pro forma adjustment to operations based on historical financial information on four properties sold.

(d)  Reflects  pro  forma  adjustments  to  operations   relating  to  base  and
     percentage rent of the newly executed lease for the TW South, Inc. El Chico acquisition comprised of one property acquired on July 25, 1997.

(e) Reflects pro forma adjustments to operations relating to base rent based on the newly executed lease for the Embers Corporations acquisition comprised of ten properties acquired on August 27, 1997.

(f)  Reflects  pro  forma  adjustments  to  operations  relating  to  the  notes
     receivable   secured  by  the  first   mortgage  on  certain  other  Embers
     Corporations properties funded on August 27, 1997.

(g) Reflects pro forma adjustments to operations relating to base rent based on historical financial information for the 500 Park Avenue Realty Corporation acquisition comprised of one property acquired on August 28, 1997. See statement of revenues and certain expenses included herein.

(h) Reflects pro forma adjustments to operations relating to the base and percent rent based on historical financial information for the Checkers Acquisition comprised of five properties acquired on September 5, 1997. See combined statement of revenues and certain expenses included herein.

(i) Reflects pro forma adjustments to operations relating to base rent of the newly executed leases for the Jackson-Shaw Partners, No. 51, Ltd. acquisition comprised of two properties acquired on September 17, 1997. See combined statement of revenues and certain expenses included herein.

(j) Reflects pro forma adjustments to operations relating to base of the newly executed lease for the Superpumper, Inc. - Belfield Location acquisition comprised of one property acquired on October 3, 1997.

(k) Reflects pro forma adjustments to operations relating to base and percentage rent based on historical financial information for the Harrigan's acquisition comprised of three properties acquired on October 3, 1997. See combined statement of revenues and certain expenses included herein.

(l) Reflects pro forma adjustments to operations based on executed lease information for the newly constructed and undeveloped acquisitions comprised of 13 properties acquired on various dates from August 1, 1997 through October 15, 1997.

(m) Reflects pro forma adjustments to operations relating to base rent based on historical financial information for one other property acquired on August 22, 1997.

(n) Reflects pro forma increase in depreciation expense related to the purchase price of the respective properties. Depreciation is computed using the straight-line method over the estimated useful lives of building, leasehold improvements, machinery and equipment which range from 10 to 20 years.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(o) Reflects pro forma increase in general and administrative expense attributable to the increase in fees due to the managing general partner. Such increase is comprised of 1% of the contracted purchase price for the respective properties and 25% of the cash flow received with respect to such additional properties in excess of the cash flow representing a 12% rate of return.

(p) Reflects the pro forma adjustment to interest expense as a result of the purchase of the respective properties. Pro forma interest expense is based on the increase in debt outstanding and borrowings for payment of distributions on units issued on a pro forma basis using interest rates based on the Partnership's credit arrangements which are as follows:



                                                Principal        Interest Rate

Series A Senior Secured Guaranteed Notes        $ 12,500,000          8.06%
Series B Senior Secured Guaranteed Notes          27,500,000          8.30%
Line of credit                                   109,373,000          7.20%
Line of credit                                    26,200,000          8.03%


                                U.S. RESTAURANT PROPERTIES MASTER L.P.
                        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                            (Unaudited)
                                (In thousands, except per unit data)



                                       Jan-July 1997                                       Embers       500 Park
                          Historical   Acquisitions     Sales      El Chico    Embers     Mortgage     Ave Realty
                          -----------  -------------  -----------  ---------  ----------  ----------   ----------
TOTAL REVENUES             $  14,544    $ 4,947 (a)   $ (135) (b)   $ 79 (c)   $ 269 (d)   $ 326 (e)    $  63 (f)
EXPENSES
  Rent                         1,189        105 (a)        -           -           -           -            -
  Depreciation and
    amortization               3,366      1,598 (m)      (19) (m)     23 (m)      77 (m)       5 (m)       21 (m)
  Taxes, general and
    administrative             1,987        401 (n)        -  (n)      6 (n)      20 (n)      30 (n)        6 (n)
  Interest expense, net        3,425          -            -           -           -           -            -
                          -----------  ---------      -------      ------     -------     -------      -------
        TOTAL EXPENSES         9,967      2,104          (19)         29          97          35           27
                          -----------  ---------      -------      ------     -------     -------      -------
Income before unusual
  items                        4,577      2,843         (116)         50         172         291           36
Gain on sale of
  property                       266          -            -           -           -           -            -
REIT conversion costs           (744)         -            -           -           -           -            -
                          -----------  ---------      -------      ------     -------     -------      -------
NET INCOME                 $   4,099    $ 2,843        $(116)       $ 50       $ 172       $ 291        $  36
                          ===========  =========      =======      ======     =======     =======      =======

Net income allocable to
  unitholders              $   4,018    $ 2,787        $(114)       $ 49       $ 168       $ 285        $  35
                          ===========  =========      =======      ======     =======     =======      =======
Average number of
  outstanding units            7,409        676
                          ===========

NET INCOME PER UNIT        $    0.54
                          ===========



See Notes to Pro Forma Consolidated Statement of Income.

                             continued on next page

                          U.S. RESTAURANT PROPERTIES MASTER L.P.
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (continued)
                        FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                    (Unaudited)
                        (In thousands, except per unit data)


                                                                                  Newly
                            Checkers                               Harrigan's   Constructed    Other      Pro Forma
                          Acquisition   Jackson-Shaw  Superpumper  Acquisition   Properties   Property    Adjustment   Pro Forma
                          ------------  ------------  -----------  -----------  -----------  ----------  -----------  -----------
TOTAL REVENUES             $  113 (g)    $  180 (h)    $  82 (i)    $ 216 (j)    $ 296 (k)    $  15 (l)   $     -      $  20,995
EXPENSES
  Rent                          -             -            -            -            -            -             -          1,294
  Depreciation and
    amortization                5 (m)        48 (m)       23 (m)       73 (m)       77 (m)        4 (m)         -          5,301
  Taxes, general and
    administrative              7 (n)        15 (n)        6 (n)       19 (n)       30 (n)        1 (n)         -          2,528
  Interest expense, net         -             -            -            -            -            -         2,840 (o)      6,265
                          --------      --------      -------      -------      -------      -------     ---------    -----------
         TOTAL EXPENSES        12            63           29           92          107            5         2,840         15,388
                          --------      --------      -------      -------      -------      -------     --------     -----------
Income before unusual
  items                       101           117           53          124          189           10        (2,840)         5,607
Gain on sale of
  property                      -             -            -            -            -            -             -            266
REIT conversion costs           -             -            -            -            -            -             -           (744)
                          --------      --------      -------      -------      -------      -------     ---------    -----------

NET INCOME                 $  101        $  117        $  53        $ 124        $ 189        $  10       $(2,840)     $   5,129
                          ========      ========      =======      =======      =======      =======     =========    ===========

Net income allocable to
  unit holders             $   99        $  115        $  52        $ 122        $ 185        $  10       $(2,784)     $   5,027
                          ========      ========      =======      =======      =======      =======     =========    ===========

Average number of
  outstanding units                                                                                                        8,513
                                                                                                                      ===========

NET INCOME PER UNIT                                                                                                    $    0.59
                                                                                                                      ===========




See Notes to Pro Forma Consolidated Statement of Income.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(a) Reflects pro forma adjustment to operations relating to the period between January 1, 1997 and the date of acquisition for base and percentage rent for the 1997 acquisitions comprised of 172 properties acquired on various dates from January 1, 1997 through July 31, 1997.

(b) Reflects pro forma adjustments to operations relating to the sale of four properties.

(c)  Reflects  pro  forma  adjustments  to  operations   relating  to  base  and
     percentage rent on the newly executed lease for the TW South, Inc. El Chico acquisition comprised of one property acquired on July 25, 1997.

(d) Reflects pro forma adjustments to operations relating to base rent based on the newly executed lease for the Embers Corporations acquisition comprised of ten properties acquired on August 27, 1997.

(e)  Reflects  pro  forma  adjustments  to  operations  relating  to  the  notes
     receivable   secured  by  the  first   mortgage  on  certain  other  Embers
     Corporations properties funded on August 27, 1997.

(f) Reflects pro forma adjustments to operations relating to base rent based on historical financial information for the 500 Park Avenue Realty Corporation acquisition comprised of one property acquired on August 28, 1997. See statement of revenues and certain expenses included herein.

(g) Reflects pro forma adjustments to operations relating to the base and percent rent based on historical financial information for the Checkers Acquisition comprised of five properties acquired on September 5, 1997. See combined statement of revenues and certain expenses included herein.

(h) Reflects pro forma adjustments to operations relating to base rent of the newly executed leases for the Jackson-Shaw Partners, No. 51, Ltd. acquisition comprised of two properties acquired on September 17, 1997. See combined statement of revenues and certain expenses included herein.

(i) Reflects pro forma adjustments to operations relating to base of the newly executed lease for the Superpumper, Inc. - Belfield Location acquisition comprised of one property acquired on October 3, 1997.

(j) Reflects pro forma adjustments to operations relating to base and percentage rent based on historical financial information for the Harrigan's acquisition comprised of three properties acquired on October 3, 1997. See combined statement of revenues and certain expenses included herein.

(k) Reflects pro forma adjustments to operations based on executed lease information for the newly constructed and undeveloped acquisitions comprised of 13 properties acquired on various dates from August 1, 1997 through October 15, 1997.

(l) Reflects pro forma adjustments to operations relating to base rent based on historical financial information for one other property acquired on August 22, 1997.

(m) Reflects pro forma increase in depreciation expense related to the purchase price of the respective properties. Depreciation is computed using the straight-line method over the estimated useful lives of building, leasehold improvements, machinery and equipment which range from 10 to 20 years.

(n) Reflects pro forma increase in general and administrative expense attributable to the increase in fees due to the managing general partner. Such increase is comprised of 1% of the contracted purchase price for the respective properties and 25% of the cash flow received with respect to such additional properties in excess of the cash flow representing a 12% rate of return.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(o) Reflects the pro forma adjustment to interest expense as a result of the purchase of the respective properties. Pro forma interest expense is based on the increase in debt outstanding and borrowings for payment of distributions on units issued on a pro forma basis using interest rates based on the Partnership's credit arrangements which are as follows:



                                             Principal           Interest Rate
Series A Senior Secured Guaranteed Notes     $  12,500,000             8.06%
Series B Senior Secured Guaranteed Notes        27,500,000             8.30%
Line of credit                                 109,373,000             7.20%
Line of credit                                  26,200,000             8.03%


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  October 15, 1997       U.S. RESTAURANT PROPERTIES MASTER L.P.


                              By: QSV PROPERTIES, INC.
                                   its Managing General Partner






                              By:    /s/ ROBERT J. STETSON
                                 -------------------------------------
                                    Robert J. Stetson
                                    President, Chief Executive Officer